UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2014

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 9, 2014, Dune Energy, Inc. (“Dune”) and Eos Petro, Inc. (“Eos”) issued a joint press release announcing that the commencement of the tender offer by Eos through Eos Merger Sub, Inc., a wholly-owned subsidiary of Eos, for all issued and outstanding shares of Dune. A copy of the press release dated October 9, 2014 is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information included in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of Dune under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated as of October 9, 2014, issued by Eos Petro, Inc. and Dune Energy, Inc.

Important Information for Investors and Security Holders

No statement in this Form 8-K is an offer to buy or the solicitation of an offer to sell any securities of Dune. Eos filed today its offer to purchase and related materials with the Securities and Exchange Commission (the “SEC”) on Schedule TO, and Dune filed today its Solicitation/Recommendation Statement with the SEC on Schedule 14D-9 with respect to the tender offer. Investors and stockholders are urged to read the Tender Offer Statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the Solicitation/Recommendation Statement on Schedule 14D-9 carefully, as well as other documents filed with the SEC before any decision is made with respect to the Tender Offer, because they contain important information, including terms and conditions of the offer. The Tender Offer Statement and Solicitation/Recommendation Statement on Schedule 14D-9 will be sent free of charge to Dune stockholders, and these and other materials filed with the SEC may also be obtained by contacting the information agent for the tender offer Okapi Partners, LLC toll-free at (855) 305-0856 or info@okapipartners.com. In addition, all of these materials (and all other documents filed with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of these documents that are filed with the SEC from Dune at http://www.duneenergy.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: October 9, 2014	By:	/s/ James A. Watt
Name: James A. Watt
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated as of October 9, 2014, issued by Eos Petro, Inc. and Dune Energy, Inc.